UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 11, 2026

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Texas	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 State Street, Suite 400
Southlake, TX 76092
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 11, 2026, Natural Gas Services Group, Inc. (the “Company”) hosted an earnings call to announce the Company’s financial results for the second quarter ended June 30, 2026, and provide certain other financial and business information, along with forward guidance. A copy of the earnings call transcript is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.
The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
The replay of the earnings call may also be found on our website at https://www.ngsgi.com under our “news and events” section of our website.
About Natural Gas Services Group, Inc.
Natural Gas Services Group is a leading provider of natural gas and electric compression equipment, technology and services to the energy industry. The Company rents, designs, installs, services and maintains natural gas and electric compressors and related equipment and parts for our customers’ oil and gas production and processing facilities, generally using equipment from third-party fabricators and OEM suppliers along with limited in-house assembly. The Company is headquartered in Southlake, Texas, with administrative offices in Midland, Texas an assembly facility located in Tulsa, Oklahoma, and service facilities located in major oil and natural gas producing basins in the continental U.S. Additional information can be found at www.ngsgi.com.

Forward-Looking Statements
Certain statements herein (and oral statements made regarding the subjects of this release) constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “guidance,” “forecast,” “believe,” “might,” “continue,” “should,” “intend” “plan,” “project,” “budget,” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates and assumptions.
These forward–looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of the Company. Forward– looking information includes, but is not limited to statements regarding: guidance or estimates related to Adjusted EBITDA growth, projected capital expenditures; returns on invested capital, fundamentals of the compression industry and related oil and gas industry, valuations, compressor demand assumptions and overall industry outlook, the anticipated benefits of the Flatrock Acquisition, expected synergies from the acquisition, the expectation that the acquisition will be immediately and meaningfully accretive, and the ability of the Company to capitalize on any potential opportunities.
While the Company believes that the assumptions concerning future events are reasonable, investors are cautioned that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Some of these factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to:
•conditions in the oil and gas industry, including the supply and demand for oil and gas and volatility in the prices of oil and gas;
•changes in general economic and financial conditions, inflationary pressures, the potential for economic recession in the U.S., tariffs and trade restrictions, including the imposition of new and higher tariffs on imported goods and retaliatory tariffs implemented by other countries on U.S. goods, and the potential effects on our financial condition, results of operations and cash flows;
•our reliance on major customers;
•failure of projected organic growth due to adverse changes in the oil and gas industry, including depressed oil and gas prices, oppressive environmental regulations and competition;
•integration of the Flatrock Acquisition with our business;
•our inability to achieve increased utilization of assets, including rental fleet utilization and monetizing other non-cash balance sheet assets;
•failure of our customers to continue to rent equipment after expiration of the primary rental term;
•our ability to economically develop and deploy new technologies and services, including technology to comply with health and environmental laws and regulations;
•failure to achieve accretive financial results in connection with any acquisitions we may make;
•fluctuations in interest rates;
•our ability to make dividends, distributions and share repurchases;
•changes in regulation or prohibition of new or current well completion techniques;
•competition among the various providers of compression services and products;
•changes in safety, health and environmental regulations;
•changes in economic or political conditions in the markets in which we operate;
•the inherent risks associated with our operations, such as equipment defects, malfunctions, natural disasters and adverse changes in customer, employee and supplier relationships;
•our inability to comply with covenants in our debt agreements and the decreased financial flexibility associated with our debt;
•inability to finance our future capital requirements and availability of financing;
•cybersecurity threats, including increased use of artificial intelligence and other emerging technologies;
•capacity availability, costs and performance of our outsourced compressor fabrication providers and overall inflationary pressures;
•impacts of world events, such as acts of terrorism, the conflicts in Iran, Ukraine, Venezuela and in the greater Middle East, and significant economic disruptions and adverse consequences resulting from possible long-term effects of potential pandemics and other public health crises; and
•general economic conditions.
In addition, these forward-looking statements are subject to other various risks and uncertainties, including without limitation those set forth in the Company’s filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2025, and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Earnings Call Transcript for the First Quarter Ended June 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Dated: August 12, 2026	By:	/s/ Justin C. Jacobs
Name: Justin C. Jacobs
Title: Chief Executive Officer